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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 25, 2001



                               LEARN2 CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
           DELAWARE                        0-27417                  76-0518568
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                IDENTIFICATION NUMBER)
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                             1311 MAMARONECK AVENUE
                                    SUITE 210
                          WHITE PLAINS, NEW YORK 10605
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 682-4300


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                                TABLE OF CONTENTS

Item 2.  Acquisition or Disposition of Assets.

Item 7.  Financial Statements and Exhibits.

SIGNATURES

Index to Exhibits.

Exhibit 99.1      Financial Statements of Learn2.com.

Exhibit 99.2 Press release of the Registrant and Learn2.com dated September 25, 2001.


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Item 2.  Acquisition or Disposition of Assets.

         Effective September 25, 2001, pursuant to the Agreement and Plan of Merger, dated April 19, 2001 (the "Merger Agreement"), by and among Learn2.com, Inc. ("Learn2.com") and the Registrant, Learn2.com merged with and into the Registrant with the Registrant as the surviving corporation (the "Merger").

         On September 26, 2001, the Registrant and Learn2.com issued a joint press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and incorporated by reference.

         Each share of Learn2.com common stock outstanding immediately prior to the completion of the Merger automatically converted into the right to receive
0.4747 shares of common stock of the Registrant, resulting in the stockholders of the Registrant immediately prior to the Merger owning approximately 50.1% of the outstanding stock of the combined company. The stockholders of Learn2.com immediately prior to the Merger, including Learn2's convertible debenture holder, own approximately 49.9% of the combined company.

         The Registrant's common stock is listed on the OTC Bulletin Board under the ticker symbol LTWC. Learn.com delisted its common stock from the OTC Bulletin Board and filed a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of its common stock.


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Item 7.  Financial Statements and Exhibits.

         (A)      Financial Statements of Business Acquired.

                  (i) The Consolidated Financial Statements of Learn2.com as of December 31, 2000 and 1999, are incorporated by reference herein.

                  (ii) The Unaudited Consolidated Financial Statements of Learn2.com as of March 31, 2001 and June 30, 2001, are incorporated by reference herein.

         (B)      Pro Forma Financial Information.

                 Pro forma financial information will be filed by amendment to this Current Report within the time period required by Form 8-K.

         (C)      Exhibits.

                 Exhibit 99.1 Financial Statements of Learn2.com
(incorporated by reference to Learn2.com's Annual Report on Form 10-K/A for the year ended December 31, 2000 and to its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 (File No. 000-24936)).

                 Exhibit 99.2 Press release of the Registrant and Learn2.com dated September 26, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2001      LEARN2 CORPORATION


                             By: /s/ MARC E. LANDY
                                -----------------------------------------
                                Name:  Marc E. Landy
                                Title: Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer



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INDEX TO EXHIBITS

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INDEX NO.       DESCRIPTION

99.1 Financial Statements of Learn2.com (incorporated by reference to Learn2.com's Annual Report on Form 10-K/A for the year ended December 31, 2000 and to its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 (File
                No. 000-24936)).

99.2            Press release of the Registrant and Learn2.com dated
                September 26, 2001.
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